                                                                  Exhibit 99.4
                                                                  ------------



                             SHAREHOLDERS' AGREEMENT

This SHAREHOLDERS' AGREEMENT (this "Agreement"), dated as of June 27, 2001, is entered into by and among Boston Private Financial Holdings, Inc., a Massachusetts corporation ("BPFH"), and each of the shareholders set forth on
SCHEDULE 2.1(a) (collectively, the "Shareholders"). Unless otherwise provided in this Agreement, capitalized terms shall have the meanings ascribed to such terms in the Reorganization Agreement (as defined herein).

                                    RECITALS

     A. BPFH and Borel Bank & Trust Company ("Borel") entered into that certain Agreement and Plan of Reorganization dated as of June 27, 2001 (the "Reorganization Agreement") which provides for the merger of a wholly owned subsidiary of BPFH with and into Borel.

     B. Each Shareholder is the record holder and beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") of such number of shares of common stock, no par value, of Borel (the "Borel Stock"), as set forth on SCHEDULE 2.1(a).

     C. Each Shareholder is a director and/or officer of Borel.

     D. As an inducement to BPFH to enter into the Reorganization Agreement, and in order to ensure pooling-of-interests accounting treatment for the Merger (as defined in the Reorganization Agreement) contemplated by the Reorganization Agreement, the Shareholders desire to enter into this Agreement.

     E. BPFH desires the Shareholders to agree, and each Shareholder agrees, not to transfer or otherwise dispose of any of such Shareholder's Shares, or any other shares of capital stock of Borel acquired hereunder and prior to the termination of this Agreement pursuant to Section 3.4, and to vote such Shareholder's Shares and any other such shares of capital stock of Borel in a manner so as to facilitate consummation of the Merger, as provided herein.

     NOW, THEREFORE, in consideration of the premises and of the respective representations, warranties and covenants, agreements and conditions contained herein and in the Reorganization Agreement, and intending to be legally bound hereby, BPFH and the Shareholders agree as follows:

                                   ARTICLE I
                             SHAREHOLDERS' AGREEMENT

     1.1 IRREVOCABLE PROXY. Each Shareholder, by this Agreement, with respect to such Shareholder's Shares (as defined herein), does hereby constitute and appoint BPFH, or any nominee of BPFH, with full power of substitution, as such Shareholder's true and lawful attorney and irrevocable proxy, for and in such Shareholder's name, place and stead, to vote each of such Shares as such Shareholder's proxy, at every meeting of the shareholders of Borel or any adjournment or postponement thereof or in connection with any written consent of Borel's shareholders, (i) in favor of the adoption of the Reorganization Agreement and approval of the

Merger and the other transactions contemplated by the Reorganization Agreement,
(ii) against (x) any Competing Transaction, as that term is defined in the Reorganization Agreement, and any proposal for any action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of Borel under the Reorganization Agreement or which could result in any of the conditions of Borel's obligations under the Reorganization Agreement not being fulfilled and (y) any change in the directors of Borel, any change in the present capitalization of Borel or any amendment to Borel's certificate of incorporation or bylaws, any other material change in Borel's corporate structure or business, or any other action which in the case of each of the matters referred to in this clause (y) could reasonably be expected to impede, interfere with, delay, postpone or materially adversely affect the transactions contemplated by the Reorganization Agreement or the likelihood of such transactions being consummated, and (iii) in favor of any other matter necessary for consummation of the transactions contemplated by the Reorganization Agreement which is considered at any such meeting of shareholders or in such consent, and in connection therewith to execute any documents which are necessary or appropriate in order to effectuate the foregoing or, at the request of BPFH, to permit BPFH to vote such Shares directly. Each Shareholder further agrees to cause such Shareholder's Shares owned by such Shareholder beneficially to be voted in accordance with the foregoing. Each Shareholder intends this proxy to be irrevocable and coupled with an interest until the termination of this Agreement pursuant to Section 3.4 and hereby revokes any proxy previously granted by such Shareholder with respect to such Shareholder's Shares.

     1.2 AGREEMENT TO VOTE. Each Shareholder hereby further agrees, with respect to any Shares not voted pursuant to Section 1.1, that until the termination of this Agreement pursuant to Section 3.4, at any meeting of shareholders of Borel, however called, or in connection with any written consent of Borel's shareholders, such Shareholder shall vote or cause to be voted or execute a written consent with respect to all of the shares of Borel Stock as to which such Shareholder holds beneficially or of record prior to termination of this Agreement pursuant to Section 3.4 (the "Shares"), except as specifically requested in writing by BPFH in advance, (i) in favor of the adoption of the Reorganization Agreement and approval of the Merger and the other transactions contemplated by the Reorganization Agreement, (ii) against (x) any Competing Transaction, as that term is defined in the Reorganization Agreement, and any proposal for any action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of Borel under the Reorganization Agreement or which could result in any of the conditions of Borel's obligations under the Reorganization Agreement not being fulfilled or (y) any change in the directors of Borel, any change in the present capitalization of Borel or any amendment to Borel's certificate of incorporation or bylaws, any other material change in Borel's corporate structure or business, or any other action which in the case of each of the matters referred to in this clause (y) could reasonably be expected to, impede, interfere with, delay, postpone or materially adversely affect the transactions contemplated by the Reorganization Agreement or the likelihood of such transactions being consummated, and (iii) in favor of any other matter necessary for consummation of the transactions contemplated by the Reorganization Agreement which is considered at any such meeting of shareholders or in such consent, and in connection therewith to execute any documents which are necessary or appropriate in order to effectuate the foregoing.

     1.3 LEGEND. Each Shareholder agrees to stamp, print or type on the face of such Shareholder's certificates of Borel Stock evidencing such Shareholder's Shares, the following legend:

     THE VOTING, SALE, ASSIGNMENT, TRANSFER, PLEDGE, HYPOTHECATION OR OTHER ENCUMBRANCE OR DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A SHAREHOLDERS' AGREEMENT DATED AS OF THE 27TH DAY OF JUNE, 2001 BY AND AMONG BOSTON PRIVATE FINANCIAL HOLDINGS, INC. AND CERTAIN BENEFICIAL AND RECORD OWNERS OF BOREL BANK & TRUST COMPANY, AND SUCH SHARES MAY NOT BE VOTED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ENCUMBERED OR DISPOSED, EXCEPT IN ACCORDANCE THEREWITH. COPIES OF THE SHAREHOLDERS' AGREEMENT REFERRED TO HEREIN ARE ON FILE AT THE OFFICES OF BOREL BANK & TRUST COMPANY.

     In the event that any of the Shares of Borel Stock are held in "street name," the Shareholders agree that Borel shall use its commercially reasonable efforts to ensure that stop transfer instructions are provided to the appropriate securities broker or dealer or other entity which holds such Shares for the benefit of such Shareholder.

     1.4 RESTRICTIONS ON DISPOSITIONS. Each Shareholder agrees that, until the termination of this Agreement pursuant to Section 3.4, such Shareholder will not hereafter take any action (a) to sell, tender, transfer, pledge, encumber, assign or otherwise dispose of any of such Shareholder's Shares, (b) to deposit such Shares into a voting trust or enter into a voting agreement or arrangement with respect to such Shares or grant any proxy or power of attorney with respect thereto, (c) to enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect sale, transfer, pledge, encumbrance, assignment or other disposition of any Borel Stock, or (d) that would make any representation or warranty of any Shareholder contained herein untrue or incorrect or have the effect of preventing or disabling any Shareholder from performing such Shareholder's obligations under this Agreement; provided, however, that a Shareholder may transfer or pledge any of such Shareholder's Shares to a person or entity with BPFH's prior written consent; provided further that no such transfer or pledge shall be made unless prior thereto the proposed transferee or pledgee shall have entered into a written agreement with BPFH, containing terms and conditions reasonably satisfactory to BPFH, in which such transferee or pledgee shall agree to be bound by all the terms and conditions of this Agreement.

     1.5 SHAREHOLDER APPROVAL. Subject to Section 6.12 of the Reorganization Agreement, each Shareholder who is also a director, shall, in his capacity as a director, recommend shareholder approval of the Reorganization Agreement, the Agreement of Merger and the transactions contemplated thereby by the Borel shareholders at every meeting of the shareholders of Borel at which such matters are considered and at every adjournment or postponement thereof and in connection with every proposal to take action by written consent with respect thereto.

                                   ARTICLE II
                 REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS

     Each of the Shareholders severally represents and warrants to BPFH that the statements set forth below are true and correct as of the date of this Agreement, except those that are specifically as of a different date:

     2.1 OWNERSHIP AND RELATED MATTERS.

         (a) SCHEDULE 2.1(a) hereto correctly sets forth the number of Shares each Shareholder owns beneficially or of record and constitutes all of the Shares so owned by such Shareholder. SCHEDULE 2.1(a) also correctly sets forth the nature of each Shareholder's voting power with respect thereto. Each Shareholder has sole power of disposition with respect to all of such Shareholder's Shares and the sole voting power with respect to the matters set forth in Article I hereof with respect to all of such Shares.

         (b) There are no proxies, voting trusts or other agreements or understandings to or by which any Shareholder or such Shareholder's spouse is a party or bound or that expressly requires that any of the Shares be voted in any specific manner other than as provided in this Agreement.

         (c) Such Shareholder's Shares and the certificates representing such Shares are now, and at all times until the termination of this Agreement pursuant to Section 3.4, will be held by such Shareholder, or by a nominee or custodian for the benefit of such Shareholder, free and clear of all proxies, voting trusts and voting agreement, understandings or arrangements providing for any right on the part of any person other than such Shareholder to vote such Shares and free and clear of any and all liens, claims, security interests and any other encumbrances whatsoever.

     2.2 AUTHORIZATION AND BINDING AGREEMENT. Such Shareholder has the full legal right, power, capacity and authority to execute and deliver this Agreement and perform such Shareholder's obligations pursuant to this Agreement. This Agreement has been duly executed and delivered by or on behalf of such Shareholder. This Agreement is the valid and binding obligation of such Shareholder enforceable in accordance with its terms, except as the enforcement thereof may be limited by general principles of equity.

     2.3 NON-CONTRAVENTION. The execution and delivery of this Agreement do not, and performance of this Agreement and compliance by such Shareholder with any provisions hereof do not and will not (a) conflict with or result in the breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under or actual or potential loss of any benefit under, any provision of any agreement, instrument or obligation to which such Shareholder or such Shareholder's spouse is a party or by which any of such Shareholder's properties or such Shareholder's spouse's properties are bound, or give any other party to any such agreement, instrument or obligation, a right to terminate, amend, accelerate, cancel or modify any term thereof, (b) require the consent, authorization, permit, notification or approval of or filing with any third party, including but not limited to governmental or regulatory authorities; (c) result in the creation or imposition of any lien, mortgage or encumbrance on any of the Shares or any other assets of such Shareholder or such Shareholder's spouse; or (d) conflict with or violate any law, statute, rule, regulation, order, writ, judgment or decree to which such Shareholder, such Shareholder's spouse or such Shareholder's Shares is subject. No other person or entity has or will have any right directly or indirectly to vote or control or affect the voting of such Shareholder's Shares.

     2.4 NO SOLICITATION. Other than to the extent permitted under Section 6.12 of the Reorganization Agreement, such Shareholder shall not, nor shall it permit any of its affiliates to, nor shall it authorize any officer, director, employee of, or any investment banker, financial advisor, attorney, accountant or any other representative retained by, such Shareholder or any of such Shareholder's affiliates to, (i) solicit, initiate or knowingly encourage (including by way of furnishing information or assistance) the submission of, any inquiries, proposals or offers from any Person relating to a Competing Transaction, (ii) agree to or endorse any Competing Transaction, (iii) enter into or participate in any discussions or negotiations regarding, or furnish to any Person any non-public information with respect to any proposal which constitutes or may reasonably be expected to lead to a Competing Transaction, or (iv) take any other action to knowingly facilitate or cooperate with any inquiries or the making of any proposal which constitutes, or may reasonably be expected to lead to, a Competing Transaction.

     2.5 STOP TRANSFER. Such Shareholder agrees with, and covenants to, BPFH that such Shareholder may not request that Borel register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of such Shareholder's Shares, unless such transfer is made in compliance with this Agreement. Pursuant to the Reorganization Agreement, Borel has agreed to notify its transfer agent of the provisions set forth in this Agreement and such Shareholder agrees to provide such documentation and to do such other things as may be required to give effect to such provisions with respect to the Shares.

     2.6 WAIVER OF APPRAISAL AND DISSENTER'S RIGHTS. Such Stockholder hereby waives and agrees not to assert, demand or exercise any rights of appraisal or dissenters in connection with the Merger or any of the transactions contemplated by the Reorganization Agreement.

                                  ARTICLE III
                                     GENERAL

     3.1 AMENDMENTS. To the fullest extent permitted by law, this Agreement and any schedule or exhibit attached hereto may only be amended by agreement in writing of the parties hereto at any time.

     3.2 INTEGRATION. This Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof and (except for other documents to be executed pursuant to the Reorganization Agreement) supersedes all prior agreements and understandings of the parties in connection therewith.

     3.3 SPECIFIC PERFORMANCE. Each Shareholder understands and acknowledges that BPFH is entering into the Reorganization Agreement in reliance upon such Shareholder's execution and delivery of this Agreement. Each Shareholder understands, acknowledges and agrees that irreparable injury will result to BPFH in the event of a breach of any of the provisions of this Agreement and that BPFH will have no adequate remedy at law with respect thereto. Accordingly, in the event of a material breach of this Agreement, and in addition to any other legal or equitable remedy BPFH may have, BPFH shall be entitled to the entry of a preliminary injunction and a permanent injunction (including, without limitation, specific performance) by a court of competent jurisdiction, to restrain the violation or breach thereof by such Shareholder or any affiliates, agents or any other persons acting for or with such Shareholder in any capacity whatsoever, and such Shareholder submits to the jurisdiction of such court in any such action. In addition, after discussing the matter with such Shareholder, BPFH shall have the right to inform any third party that BPFH reasonably believes to be, or to be contemplating, participating with such Shareholder or receiving from such Shareholder assistance in violation of this Agreement, of the terms of this Agreement and of the rights of BPFH hereunder, and that participation by any such persons with such Shareholder in activities in violation of Agreement with BPFH set forth in this Agreement may give rise to claims by BPFH against such third party.

     3.4 TERMINATION. This Agreement shall terminate automatically without further action at the later of the Effective Time of the Merger or the termination of the Reorganization Agreement in accordance with its terms. Upon such termination of this Agreement, the parties shall have no further obligation or liability to one another, except in respect of a willful and material failure in the performance of any such party's agreements, covenants and obligations hereunder.

     3.5 NO ASSIGNMENT. Neither this Agreement nor any rights, duties or obligations hereunder shall be assignable by BPFH or any Shareholder, in whole or in part. Any attempted assignment in violation of this prohibition shall be null and void. Subject to the foregoing, all of the terms and provisions hereof shall be binding upon, and inure to the benefit of, the successors of the parties hereto.

     3.6 HEADINGS. The descriptive headings of the several Articles and Sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

     3.7 COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each party hereto and delivered to each party hereto.

     3.8 NOTICES. Any notice or communication required or permitted hereunder, shall be deemed to have been given if in writing and (a) delivered in person,
(b) delivered by confirmed facsimile transmission (c) sent by overnight carrier, postage prepaid with return receipt requested or (d) mailed by certified or registered mail, postage prepaid with return receipt requested, addressed as follows:

To BPFH:

        Boston Private Financial Holdings, Inc.
        Ten Post Office Square
        Boston, Massachusetts 02109
        Attention: Chief Financial Officer
        Facsimile Number: (617) 912-4551

With a copy to:

         Goodwin Procter LLP
         Exchange Place
         Boston, MA  02109
         Attention: William P. Mayer, Esq.
         Facsimile Number: (617) 523-1231

         If to Shareholder, addressed to the respective address indicated on the signature page.

With a copy addressed to:

         Lillick & Charles LLP
         Two Embarcadero Center, Suite 2700
         San Francisco, California 94111
         Attention: Brent Faye, Esq.
         Facsimile Number: (415) 984-8300


or at such other address and to the attention of such other person as a party may notice to the others in accordance with this Section 3.8. Any such notice or communication shall be deemed received on the date delivered personally or delivered by confirmed facsimile transmission, on the first Business Day after it was sent by overnight carrier, postage prepaid with return receipt requested or on the third Business Day after it was sent by certified or registered mail, postage prepaid with return receipt requested.

     3.9 GOVERNING LAW. This Agreement and the legal relations between the parties shall be governed by and construed in accordance with the laws of the State of California applicable to contracts between California parties made and performed in such State.

     3.10 SEVERABILITY AND THE LIKE. If any provisions shall, for any reason, be held by a court of competent jurisdiction to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement; but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     3.11 WAIVER OF BREACH. Any failure or delay by BPFH in enforcing any provision of this Agreement shall not operate as a waiver thereof. The waiver by BPFH of a breach of any provision of this Agreement by the Shareholders shall not operate or be construed as a waiver of any subsequent breach or violation thereof. All waivers shall be in writing and signed by the party to be bound.

     3.12 BROKERS. BPFH shall not be obligated or otherwise liable for any broker's, finder's, financial adviser's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of any Shareholder.

     3.13 FURTHER ASSURANCES AND ADDITIONAL DOCUMENTS. Each Shareholder agrees that such Shareholder will not enter into any agreement or understanding with any person or entity or take any action which will permit any person or entity to vote or give instructions to vote such Shareholder's Shares in any manner inconsistent with the terms of this Agreement. Each Shareholder further agrees to take such further action and execute such other instruments as may be necessary to effectuate the intent of this Agreement, including without limitation, any number of proxies and other documents permitting BPFH to vote such Shareholder's Shares or to direct the record owners thereof to vote such Shares in accordance with this Agreement.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties to this Agreement have caused and duly executed this Agreement as of the day and year first above written.

                                       BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

                                       By:  /s/ Timothy L. Vaill
                                       ---------------------------------------
                                       Name:  Timothy L. Vaill
                                       Title: Chief Executive Officer

                                          SHAREHOLDER:


                                          BOREL BANK AND TRUST COMPANY
                                          EMPLOYEE STOCK OWNERSHIP PLAN


                                          /s/ Emanuela M. Allgood
                                          ----------------------------------
                                              Name:  Emanuela M. Allgood
                                              Title: ESOP Committee


                                          /s/ Lynne C. Johnston
                                          ----------------------------------
                                              Name:  Lynne C. Johnston
                                              Title: ESOP Committee


                                          Address

                                          160 Bovet Road
                                          ----------------------------------
                                          San Mateo, CA 94402
                                          ----------------------------------

                                          SHAREHOLDER:

                                          /s/ William W. Abraham
                                          ----------------------------------
                                          (Signature)

                                          William W. Abraham
                                          ----------------------------------
                                          (Type or Print Shareholder's Name)

                                          Address

                                          373 Waverley Street
                                          ----------------------------------
                                          Menlo Park, CA 94025
                                          ----------------------------------

                                  SHAREHOLDER:

                                  /s/ William Wells Abraham, Trustee
                                  ------------------------------------------
                                  (Signature)

                                  William Wells Abraham 1997 Revocable Trust
                                  ------------------------------------------
                                  (Type or Print Shareholder's Name)

                                  Address

                                  373 Waverley Street
                                  ------------------------------------------
                                  Menlo Park, CA 94025
                                  ------------------------------------------

                                          SHAREHOLDER:

                                          /s/ Emanuela M. Allgood
                                          ----------------------------------
                                          (Signature)

                                          Emanuela M. Allgood
                                          ----------------------------------
                                          (Type or Print Shareholder's Name)

                                          Address

                                          38660 Adcock Drive
                                          ----------------------------------
                                          Fremont, CA 94536-4330
                                          ----------------------------------

                                          SHAREHOLDER:

                                          /s/ Julia M. Baigent
                                          ----------------------------------
                                          (Signature)

                                          Julia M. Baigent
                                          ----------------------------------
                                          (Type or Print Shareholder's Name)

                                          Address

                                          60 Brick Court
                                          ----------------------------------
                                          Woodside, CA 94062
                                          ----------------------------------

                                 SPOUSAL CONSENT

         The undersigned hereby acknowledges as follows:

              (a) The undersigned has read the foregoing Shareholders' Agreement (the "Agreement" herein) and understands the contents of the Agreement, and is aware that by the provisions of the Agreement, the undersigned's spouse agrees
(1) to grant an irrevocable proxy coupled with an interest for all of the shares of capital stock of Borel Bank & Trust Company ("Borel") held beneficially or of record by such spouse (the "Shares") (2) to vote the Shares in accordance with the Agreement, (3) to restrict the sale, transfer, disposition, and encumbrance of the Shares, and all of the foregoing including the undersigned's community property interest therein (if any). THE UNDERSIGNED HAS THE RIGHT TO CONSULT WITH COUNSEL OF HIS OR HER CHOOSING IN CONNECTION WITH THIS SPOUSAL CONSENT AND HE OR SHE HAS HAD AMPLE OPPORTUNITY TO DO SO. IF THE UNDERSIGNED HAS NOT CONSULTED WITH COUNSEL IN CONNECTION HEREWITH, THE UNDERSIGNED HAS KNOWINGLY AND WILLINGLY ELECTED NOT TO DO SO.

              (b) The undersigned (1) consents to the restrictions and obligations of the Agreement, (2) agrees that the undersigned's spouse or his designee shall have the sole and exclusive management power with respect to the Shares in accordance with the Agreement, and (3) agrees that the undersigned will not effect or attempt to effect any sale or other transfer or encumbrance of the Shares, or of any interest therein.

              (c) The undersigned shall perform any further acts and execute and deliver any further documents or procure any court orders which may be reasonably necessary to carry out the provisions of this Spousal Consent.

                                    /s/ William E. Barrett
                                    -------------------------------------------
                                    (Signature)

                                    William E. Barrett
                                    -------------------------------------------
                                    (Type or Print Shareholder's Spouse's Name)

                                    SHAREHOLDER:

                                    /s/ James Chalmers
                                    -------------------------------------------
                                    (Signature)

                                    James Chalmers
                                    -------------------------------------------
                                    (Type or Print Shareholder's Name)

                                    Address

                                    326 Parrott Drive
                                    -------------------------------------------
                                    San Mateo, CA 94402
                                    -------------------------------------------

                                 SPOUSAL CONSENT

         The undersigned hereby acknowledges as follows:

              (a) The undersigned has read the foregoing Shareholders' Agreement (the "Agreement" herein) and understands the contents of the Agreement, and is aware that by the provisions of the Agreement, the undersigned's spouse agrees
(1) to grant an irrevocable proxy coupled with an interest for all of the shares of capital stock of Borel Bank & Trust Company ("Borel") held beneficially or of record by such spouse (the "Shares") (2) to vote the Shares in accordance with the Agreement, (3) to restrict the sale, transfer, disposition, and encumbrance of the Shares, and all of the foregoing including the undersigned's community property interest therein (if any). THE UNDERSIGNED HAS THE RIGHT TO CONSULT WITH COUNSEL OF HIS OR HER CHOOSING IN CONNECTION WITH THIS SPOUSAL CONSENT AND HE OR SHE HAS HAD AMPLE OPPORTUNITY TO DO SO. IF THE UNDERSIGNED HAS NOT CONSULTED WITH COUNSEL IN CONNECTION HEREWITH, THE UNDERSIGNED HAS KNOWINGLY AND WILLINGLY ELECTED NOT TO DO SO.

              (b) The undersigned (1) consents to the restrictions and obligations of the Agreement, (2) agrees that the undersigned's spouse or his designee shall have the sole and exclusive management power with respect to the Shares in accordance with the Agreement, and (3) agrees that the undersigned will not effect or attempt to effect any sale or other transfer or encumbrance of the Shares, or of any interest therein.

              (c) The undersigned shall perform any further acts and execute and deliver any further documents or procure any court orders which may be reasonably necessary to carry out the provisions of this Spousal Consent.



                                     /s/ Elizabeth Chalmers
                                     -------------------------------------------
                                     (Signature)

                                     Elizabeth Chalmers
                                     -------------------------------------------
                                     (Type or Print Shareholder's Spouse's Name)

                                     SHAREHOLDER:

                                     /s/ Richard M. DeLuna
                                     -------------------------------------------
                                     (Signature)

                                     Richard M. DeLuna
                                     -------------------------------------------
                                     (Type or Print Shareholder's Name)

                                     Address

                                     1470 Canada Road
                                     -------------------------------------------
                                     Woodside, CA 94062
                                     -------------------------------------------

                                 SPOUSAL CONSENT

         The undersigned hereby acknowledges as follows:

              (a) The undersigned has read the foregoing Shareholders' Agreement (the "Agreement" herein) and understands the contents of the Agreement, and is aware that by the provisions of the Agreement, the undersigned's spouse agrees
(1) to grant an irrevocable proxy coupled with an interest for all of the shares of capital stock of Borel Bank & Trust Company ("Borel") held beneficially or of record by such spouse (the "Shares") (2) to vote the Shares in accordance with the Agreement, (3) to restrict the sale, transfer, disposition, and encumbrance of the Shares, and all of the foregoing including the undersigned's community property interest therein (if any). THE UNDERSIGNED HAS THE RIGHT TO CONSULT WITH COUNSEL OF HIS OR HER CHOOSING IN CONNECTION WITH THIS SPOUSAL CONSENT AND HE OR SHE HAS HAD AMPLE OPPORTUNITY TO DO SO. IF THE UNDERSIGNED HAS NOT CONSULTED WITH COUNSEL IN CONNECTION HEREWITH, THE UNDERSIGNED HAS KNOWINGLY AND WILLINGLY ELECTED NOT TO DO SO.

              (b) The undersigned (1) consents to the restrictions and obligations of the Agreement, (2) agrees that the undersigned's spouse or his designee shall have the sole and exclusive management power with respect to the Shares in accordance with the Agreement, and (3) agrees that the undersigned will not effect or attempt to effect any sale or other transfer or encumbrance of the Shares, or of any interest therein.

              (c) The undersigned shall perform any further acts and execute and deliver any further documents or procure any court orders which may be reasonably necessary to carry out the provisions of this Spousal Consent.

                                    /s/ Matilde F. DeLuna
                                    -------------------------------------------
                                    (Signature)

                                    Matilde F. DeLuna
                                    -------------------------------------------
                                    (Type or Print Shareholder's Spouse's Name)

                                    SHAREHOLDER:

                                    /s/ Sherie S. Dodsworth
                                    -------------------------------------------
                                    (Signature)

                                    Sherie S. Dodsworth
                                    -------------------------------------------
                                    (Type or Print Shareholder's Name)

                                    Address

                                    690 Blinn  Ct
                                    -------------------------------------------
                                    Los Altos, CA 94024
                                    -------------------------------------------

                                 SPOUSAL CONSENT

         The undersigned hereby acknowledges as follows:

              (a) The undersigned has read the foregoing Shareholders' Agreement (the "Agreement" herein) and understands the contents of the Agreement, and is aware that by the provisions of the Agreement, the undersigned's spouse agrees
(1) to grant an irrevocable proxy coupled with an interest for all of the shares of capital stock of Borel Bank & Trust Company ("Borel") held beneficially or of record by such spouse (the "Shares") (2) to vote the Shares in accordance with the Agreement, (3) to restrict the sale, transfer, disposition, and encumbrance of the Shares, and all of the foregoing including the undersigned's community property interest therein (if any). THE UNDERSIGNED HAS THE RIGHT TO CONSULT WITH COUNSEL OF HIS OR HER CHOOSING IN CONNECTION WITH THIS SPOUSAL CONSENT AND HE OR SHE HAS HAD AMPLE OPPORTUNITY TO DO SO. IF THE UNDERSIGNED HAS NOT CONSULTED WITH COUNSEL IN CONNECTION HEREWITH, THE UNDERSIGNED HAS KNOWINGLY AND WILLINGLY ELECTED NOT TO DO SO.

              (b) The undersigned (1) consents to the restrictions and obligations of the Agreement, (2) agrees that the undersigned's spouse or his designee shall have the sole and exclusive management power with respect to the Shares in accordance with the Agreement, and (3) agrees that the undersigned will not effect or attempt to effect any sale or other transfer or encumbrance of the Shares, or of any interest therein.

              (c) The undersigned shall perform any further acts and execute and deliver any further documents or procure any court orders which may be reasonably necessary to carry out the provisions of this Spousal Consent.

                                    /s/ John A. Dodsworth
                                    -------------------------------------------
                                    (Signature)

                                    John A. Dodsworth
                                    -------------------------------------------
                                    (Type or Print Shareholder's Spouse's Name)

                                    SHAREHOLDER:

                                    /s/ Barbara L. Evers
                                    -------------------------------------------
                                    (Signature)

                                    Barbara L. Evers
                                    -------------------------------------------
                                    (Type or Print Shareholder's Name)

                                    Address

                                    747 26th Avenue
                                    -------------------------------------------
                                    San Mateo, CA 94403
                                    -------------------------------------------

                                 SPOUSAL CONSENT

         The undersigned hereby acknowledges as follows:

              (a) The undersigned has read the foregoing Shareholders' Agreement (the "Agreement" herein) and understands the contents of the Agreement, and is aware that by the provisions of the Agreement, the undersigned's spouse agrees
(1) to grant an irrevocable proxy coupled with an interest for all of the shares of capital stock of Borel Bank & Trust Company ("Borel") held beneficially or of record by such spouse (the "Shares") (2) to vote the Shares in accordance with the Agreement, (3) to restrict the sale, transfer, disposition, and encumbrance of the Shares, and all of the foregoing including the undersigned's community property interest therein (if any). THE UNDERSIGNED HAS THE RIGHT TO CONSULT WITH COUNSEL OF HIS OR HER CHOOSING IN CONNECTION WITH THIS SPOUSAL CONSENT AND HE OR SHE HAS HAD AMPLE OPPORTUNITY TO DO SO. IF THE UNDERSIGNED HAS NOT CONSULTED WITH COUNSEL IN CONNECTION HEREWITH, THE UNDERSIGNED HAS KNOWINGLY AND WILLINGLY ELECTED NOT TO DO SO.

              (b) The undersigned (1) consents to the restrictions and obligations of the Agreement, (2) agrees that the undersigned's spouse or his designee shall have the sole and exclusive management power with respect to the Shares in accordance with the Agreement, and (3) agrees that the undersigned will not effect or attempt to effect any sale or other transfer or encumbrance of the Shares, or of any interest therein.

              (c) The undersigned shall perform any further acts and execute and deliver any further documents or procure any court orders which may be reasonably necessary to carry out the provisions of this Spousal Consent.

                                  /s/ John Evers
                                  -------------------------------------------
                                  (Signature)

                                  John Evers
                                  -------------------------------------------
                                  (Type or Print Shareholder's Spouse's Name)

                                  SHAREHOLDER:

                                  /s/ Harold A. Fick
                                  -------------------------------------------
                                  (Signature)

                                  Harold A. Fick
                                  -------------------------------------------
                                  (Type or Print Shareholder's Name)

                                  Address

                                  1495 Tartah Trail
                                  -------------------------------------------
                                  Hillsborough, CA 94010
                                  -------------------------------------------

                                 SPOUSAL CONSENT

         The undersigned hereby acknowledges as follows:

              (a) The undersigned has read the foregoing Shareholders' Agreement (the "Agreement" herein) and understands the contents of the Agreement, and is aware that by the provisions of the Agreement, the undersigned's spouse agrees
(1) to grant an irrevocable proxy coupled with an interest for all of the shares of capital stock of Borel Bank & Trust Company ("Borel") held beneficially or of record by such spouse (the "Shares") (2) to vote the Shares in accordance with the Agreement, (3) to restrict the sale, transfer, disposition, and encumbrance of the Shares, and all of the foregoing including the undersigned's community property interest therein (if any). THE UNDERSIGNED HAS THE RIGHT TO CONSULT WITH COUNSEL OF HIS OR HER CHOOSING IN CONNECTION WITH THIS SPOUSAL CONSENT AND HE OR SHE HAS HAD AMPLE OPPORTUNITY TO DO SO. IF THE UNDERSIGNED HAS NOT CONSULTED WITH COUNSEL IN CONNECTION HEREWITH, THE UNDERSIGNED HAS KNOWINGLY AND WILLINGLY ELECTED NOT TO DO SO.

              (b) The undersigned (1) consents to the restrictions and obligations of the Agreement, (2) agrees that the undersigned's spouse or his designee shall have the sole and exclusive management power with respect to the Shares in accordance with the Agreement, and (3) agrees that the undersigned will not effect or attempt to effect any sale or other transfer or encumbrance of the Shares, or of any interest therein.

              (c) The undersigned shall perform any further acts and execute and deliver any further documents or procure any court orders which may be reasonably necessary to carry out the provisions of this Spousal Consent.

                                     /s/ Nancy A. Fick
                                     -------------------------------------------
                                     (Signature)

                                     Nancy A. Fick
                                     -------------------------------------------
                                     (Type or Print Shareholder's Spouse's Name)

                                     SHAREHOLDER:

                                     /s/ Ronald G. Fick
                                     -------------------------------------------
                                     (Signature)

                                     Ronald G. Fick
                                     -------------------------------------------
                                     (Type or Print Shareholder's Name)

                                     Address

                                     96 Parkwood Drive
                                     -------------------------------------------
                                     Atherton, CA 94027
                                     -------------------------------------------

                                 SPOUSAL CONSENT

         The undersigned hereby acknowledges as follows:

              (a) The undersigned has read the foregoing Shareholders' Agreement (the "Agreement" herein) and understands the contents of the Agreement, and is aware that by the provisions of the Agreement, the undersigned's spouse agrees
(1) to grant an irrevocable proxy coupled with an interest for all of the shares of capital stock of Borel Bank & Trust Company ("Borel") held beneficially or of record by such spouse (the "Shares") (2) to vote the Shares in accordance with the Agreement, (3) to restrict the sale, transfer, disposition, and encumbrance of the Shares, and all of the foregoing including the undersigned's community property interest therein (if any). THE UNDERSIGNED HAS THE RIGHT TO CONSULT WITH COUNSEL OF HIS OR HER CHOOSING IN CONNECTION WITH THIS SPOUSAL CONSENT AND HE OR SHE HAS HAD AMPLE OPPORTUNITY TO DO SO. IF THE UNDERSIGNED HAS NOT CONSULTED WITH COUNSEL IN CONNECTION HEREWITH, THE UNDERSIGNED HAS KNOWINGLY AND WILLINGLY ELECTED NOT TO DO SO.

              (b) The undersigned (1) consents to the restrictions and obligations of the Agreement, (2) agrees that the undersigned's spouse or his designee shall have the sole and exclusive management power with respect to the Shares in accordance with the Agreement, and (3) agrees that the undersigned will not effect or attempt to effect any sale or other transfer or encumbrance of the Shares, or of any interest therein.

              (c) The undersigned shall perform any further acts and execute and deliver any further documents or procure any court orders which may be reasonably necessary to carry out the provisions of this Spousal Consent.

                                     /s/ Valerie P. Fick
                                     -------------------------------------------
                                     (Signature)

                                     Valerie P. Fick
                                     -------------------------------------------
                                     (Type or Print Shareholder's Spouse's Name)

                                     SHAREHOLDER:

                                     /s/ Carroll D. Gregory, M.D.
                                     -------------------------------------------
                                     (Signature)

                                     Carroll D. Gregory, M.D.
                                     -------------------------------------------
                                     (Type or Print Shareholder's Name)

                                     Address

                                     Rt 2 Box 5020
                                     -------------------------------------------
                                     Upper Melrose Road
                                     -------------------------------------------
                                     Nocogdoches, TX 75961
                                     -------------------------------------------

                                 SPOUSAL CONSENT

         The undersigned hereby acknowledges as follows:

              (a) The undersigned has read the foregoing Shareholders' Agreement (the "Agreement" herein) and understands the contents of the Agreement, and is aware that by the provisions of the Agreement, the undersigned's spouse agrees
(1) to grant an irrevocable proxy coupled with an interest for all of the shares of capital stock of Borel Bank & Trust Company ("Borel") held beneficially or of record by such spouse (the "Shares") (2) to vote the Shares in accordance with the Agreement, (3) to restrict the sale, transfer, disposition, and encumbrance of the Shares, and all of the foregoing including the undersigned's community property interest therein (if any). THE UNDERSIGNED HAS THE RIGHT TO CONSULT WITH COUNSEL OF HIS OR HER CHOOSING IN CONNECTION WITH THIS SPOUSAL CONSENT AND HE OR SHE HAS HAD AMPLE OPPORTUNITY TO DO SO. IF THE UNDERSIGNED HAS NOT CONSULTED WITH COUNSEL IN CONNECTION HEREWITH, THE UNDERSIGNED HAS KNOWINGLY AND WILLINGLY ELECTED NOT TO DO SO.

              (b) The undersigned (1) consents to the restrictions and obligations of the Agreement, (2) agrees that the undersigned's spouse or his designee shall have the sole and exclusive management power with respect to the Shares in accordance with the Agreement, and (3) agrees that the undersigned will not effect or attempt to effect any sale or other transfer or encumbrance of the Shares, or of any interest therein.

              (c) The undersigned shall perform any further acts and execute and deliver any further documents or procure any court orders which may be reasonably necessary to carry out the provisions of this Spousal Consent.

                                     /s/ Barbara A. Gregory
                                     -------------------------------------------
                                     (Signature)

                                     Barbara A. Gregory
                                     -------------------------------------------
                                     (Type or Print Shareholder's Spouse's Name)

                                     SHAREHOLDER:


                                     /s/ Oscar E. Lopez-Guerra, Trustee
                                     -------------------------------------------
                                     (Signature)

                                     Oscar E. Lopez-Guerra, Trustee
                                     -------------------------------------------
                                     (Type or Print Shareholder's Name)

                                     Address

                                     P.O. Box 1392
                                     -------------------------------------------
                                     San Mateo, CA 94401
                                     -------------------------------------------

                                 SPOUSAL CONSENT

         The undersigned hereby acknowledges as follows:

              (a) The undersigned has read the foregoing Shareholders' Agreement (the "Agreement" herein) and understands the contents of the Agreement, and is aware that by the provisions of the Agreement, the undersigned's spouse agrees
(1) to grant an irrevocable proxy coupled with an interest for all of the shares of capital stock of Borel Bank & Trust Company ("Borel") held beneficially or of record by such spouse (the "Shares") (2) to vote the Shares in accordance with the Agreement, (3) to restrict the sale, transfer, disposition, and encumbrance of the Shares, and all of the foregoing including the undersigned's community property interest therein (if any). THE UNDERSIGNED HAS THE RIGHT TO CONSULT WITH COUNSEL OF HIS OR HER CHOOSING IN CONNECTION WITH THIS SPOUSAL CONSENT AND HE OR SHE HAS HAD AMPLE OPPORTUNITY TO DO SO. IF THE UNDERSIGNED HAS NOT CONSULTED WITH COUNSEL IN CONNECTION HEREWITH, THE UNDERSIGNED HAS KNOWINGLY AND WILLINGLY ELECTED NOT TO DO SO.

              (b) The undersigned (1) consents to the restrictions and obligations of the Agreement, (2) agrees that the undersigned's spouse or his designee shall have the sole and exclusive management power with respect to the Shares in accordance with the Agreement, and (3) agrees that the undersigned will not effect or attempt to effect any sale or other transfer or encumbrance of the Shares, or of any interest therein.

              (c) The undersigned shall perform any further acts and execute and deliver any further documents or procure any court orders which may be reasonably necessary to carry out the provisions of this Spousal Consent.

                                     /s/ Eileen B. Lopez-Guerra, Trustee
                                     -------------------------------------------
                                     (Signature)

                                     Eileen B. Lopez-Guerra, Trustee
                                     -------------------------------------------
                                     (Type or Print Shareholder's Spouse's Name)

                                     SHAREHOLDER:


                                     /s/ Miller Ream
                                     -------------------------------------------

                                     Miller Ream
                                     -------------------------------------------
                                     (Type or Print Shareholder's Name)

                                     Address

                                     25 New Place Road
                                     -------------------------------------------
                                     Hillsborough, CA
                                     -------------------------------------------

                                SPOUSAL CONSENT

         The undersigned hereby acknowledges as follows:

              (a) The undersigned has read the foregoing Shareholders' Agreement (the "Agreement" herein) and understands the contents of the Agreement, and is aware that by the provisions of the Agreement, the undersigned's spouse agrees
(1) to grant an irrevocable proxy coupled with an interest for all of the shares of capital stock of Borel Bank & Trust Company ("Borel") held beneficially or of record by such spouse (the "Shares") (2) to vote the Shares in accordance with the Agreement, (3) to restrict the sale, transfer, disposition, and encumbrance of the Shares, and all of the foregoing including the undersigned's community property interest therein (if any). THE UNDERSIGNED HAS THE RIGHT TO CONSULT WITH COUNSEL OF HIS OR HER CHOOSING IN CONNECTION WITH THIS SPOUSAL CONSENT AND HE OR SHE HAS HAD AMPLE OPPORTUNITY TO DO SO. IF THE UNDERSIGNED HAS NOT CONSULTED WITH COUNSEL IN CONNECTION HEREWITH, THE UNDERSIGNED HAS KNOWINGLY AND WILLINGLY ELECTED NOT TO DO SO.

              (b) The undersigned (1) consents to the restrictions and obligations of the Agreement, (2) agrees that the undersigned's spouse or his designee shall have the sole and exclusive management power with respect to the Shares in accordance with the Agreement, and (3) agrees that the undersigned will not effect or attempt to effect any sale or other transfer or encumbrance of the Shares, or of any interest therein.

              (c) The undersigned shall perform any further acts and execute and deliver any further documents or procure any court orders which may be reasonably necessary to carry out the provisions of this Spousal Consent.

                                     /s/ Chonita Bovet Ream
                                     -------------------------------------------
                                     (Signature)

                                     Chonita Bovet Ream
                                     -------------------------------------------
                                     (Type or Print Shareholder's Spouse's Name)

                                     SHAREHOLDER:


                                     /s/ James R. Tormey, Jr.
                                     -------------------------------------------

                                     James R. Tormey, Jr.
                                     -------------------------------------------
                                     (Type or Print Shareholder's Name)

                                     Address

                                     555 Oak Knoll Drive
                                     -------------------------------------------
                                     Ashland, OR 97520
                                     -------------------------------------------

                                 SPOUSAL CONSENT

         The undersigned hereby acknowledges as follows:

              (a) The undersigned has read the foregoing Shareholders' Agreement (the "Agreement" herein) and understands the contents of the Agreement, and is aware that by the provisions of the Agreement, the undersigned's spouse agrees
(1) to grant an irrevocable proxy coupled with an interest for all of the shares of capital stock of Borel Bank & Trust Company ("Borel") held beneficially or of record by such spouse (the "Shares") (2) to vote the Shares in accordance with the Agreement, (3) to restrict the sale, transfer, disposition, and encumbrance of the Shares, and all of the foregoing including the undersigned's community property interest therein (if any). THE UNDERSIGNED HAS THE RIGHT TO CONSULT WITH COUNSEL OF HIS OR HER CHOOSING IN CONNECTION WITH THIS SPOUSAL CONSENT AND HE OR SHE HAS HAD AMPLE OPPORTUNITY TO DO SO. IF THE UNDERSIGNED HAS NOT CONSULTED WITH COUNSEL IN CONNECTION HEREWITH, THE UNDERSIGNED HAS KNOWINGLY AND WILLINGLY ELECTED NOT TO DO SO.

              (b) The undersigned (1) consents to the restrictions and obligations of the Agreement, (2) agrees that the undersigned's spouse or his designee shall have the sole and exclusive management power with respect to the Shares in accordance with the Agreement, and (3) agrees that the undersigned will not effect or attempt to effect any sale or other transfer or encumbrance of the Shares, or of any interest therein.

              (c) The undersigned shall perform any further acts and execute and deliver any further documents or procure any court orders which may be reasonably necessary to carry out the provisions of this Spousal Consent.

                                     /s/ Mary Elizabeth Tormey
                                     -------------------------------------------
                                     (Signature)

                                     Mary Elizabeth Tormey
                                     -------------------------------------------
                                     (Type or Print Shareholder's Spouse's Name)

                                     SHAREHOLDER:


                                     /s/ Thomas H. Vocker
                                     -------------------------------------------

                                     Thomas H. Vocker
                                     -------------------------------------------
                                     (Type or Print Shareholder's Name)

                                     Address

                                     1018 Cascade Drive
                                     -------------------------------------------
                                     Menlo Park, CA 94025
                                     -------------------------------------------

                                 SPOUSAL CONSENT

         The undersigned hereby acknowledges as follows:

              (a) The undersigned has read the foregoing Shareholders' Agreement (the "Agreement" herein) and understands the contents of the Agreement, and is aware that by the provisions of the Agreement, the undersigned's spouse agrees
(1) to grant an irrevocable proxy coupled with an interest for all of the shares of capital stock of Borel Bank & Trust Company ("Borel") held beneficially or of record by such spouse (the "Shares") (2) to vote the Shares in accordance with the Agreement, (3) to restrict the sale, transfer, disposition, and encumbrance of the Shares, and all of the foregoing including the undersigned's community property interest therein (if any). THE UNDERSIGNED HAS THE RIGHT TO CONSULT WITH COUNSEL OF HIS OR HER CHOOSING IN CONNECTION WITH THIS SPOUSAL CONSENT AND HE OR SHE HAS HAD AMPLE OPPORTUNITY TO DO SO. IF THE UNDERSIGNED HAS NOT CONSULTED WITH COUNSEL IN CONNECTION HEREWITH, THE UNDERSIGNED HAS KNOWINGLY AND WILLINGLY ELECTED NOT TO DO SO.

              (b) The undersigned (1) consents to the restrictions and obligations of the Agreement, (2) agrees that the undersigned's spouse or his designee shall have the sole and exclusive management power with respect to the Shares in accordance with the Agreement, and (3) agrees that the undersigned will not effect or attempt to effect any sale or other transfer or encumbrance of the Shares, or of any interest therein.

              (c) The undersigned shall perform any further acts and execute and deliver any further documents or procure any court orders which may be reasonably necessary to carry out the provisions of this Spousal Consent.

                                     /s/ Diane S. Vocker
                                     -------------------------------------------
                                     (Signature)

                                     Diane S. Vocker
                                     -------------------------------------------
                                     (Type or Print Shareholder's Spouse's Name)

                                     SHAREHOLDER:


                                     /s/ Carol J. Olson
                                     -------------------------------------------

                                     Carol J. Olson
                                     -------------------------------------------
                                     (Type or Print Shareholder's Name)

                                     Address

                                     124 Aragin Boulevard
                                     -------------------------------------------
                                     San Mateo, CA 94402
                                     -------------------------------------------

                                 SPOUSAL CONSENT

         The undersigned hereby acknowledges as follows:

              (a) The undersigned has read the foregoing Shareholders' Agreement (the "Agreement" herein) and understands the contents of the Agreement, and is aware that by the provisions of the Agreement, the undersigned's spouse agrees
(1) to grant an irrevocable proxy coupled with an interest for all of the shares of capital stock of Borel Bank & Trust Company ("Borel") held beneficially or of record by such spouse (the "Shares") (2) to vote the Shares in accordance with the Agreement, (3) to restrict the sale, transfer, disposition, and encumbrance of the Shares, and all of the foregoing including the undersigned's community property interest therein (if any). THE UNDERSIGNED HAS THE RIGHT TO CONSULT WITH COUNSEL OF HIS OR HER CHOOSING IN CONNECTION WITH THIS SPOUSAL CONSENT AND HE OR SHE HAS HAD AMPLE OPPORTUNITY TO DO SO. IF THE UNDERSIGNED HAS NOT CONSULTED WITH COUNSEL IN CONNECTION HEREWITH, THE UNDERSIGNED HAS KNOWINGLY AND WILLINGLY ELECTED NOT TO DO SO.

              (b) The undersigned (1) consents to the restrictions and obligations of the Agreement, (2) agrees that the undersigned's spouse or his designee shall have the sole and exclusive management power with respect to the Shares in accordance with the Agreement, and (3) agrees that the undersigned will not effect or attempt to effect any sale or other transfer or encumbrance of the Shares, or of any interest therein.

              (c) The undersigned shall perform any further acts and execute and deliver any further documents or procure any court orders which may be reasonably necessary to carry out the provisions of this Spousal Consent.

                                     /s/ Paul Christopher Guld
                                     -------------------------------------------
                                     (Signature)

                                     Paul Christopher Guld
                                     -------------------------------------------
                                     (Type or Print Shareholder's Spouse's Name)

                                 SCHEDULE 2.1(a)

                                                                                            SHARES BENEFICIALLY
                                                                                         OWNED AS OF JUNE 25, 2001
                                                                                        ---------------------------
                                                                     DIRECTOR                               PERCENT
NAME                           POSITION HELD WITH THE BANK             SINCE            NUMBER             OF CLASS
----                           ----------------------------          --------           ------             --------
Borel Bank and Trust Company   N/A                                      N/A            211,178                 7.17%
Employee Stock

William W. Abraham             Executive Vice President                 N/A             43,212(1)              1.47%
                               and Senior Loan Officer

Emanuela M. Allgood            Secretary, Senior Vice President         N/A            220,064(2)              7.46%
                               and Chief Financial Officer

Julia M. Baigent               Director                                1999              3,000                 0.10%

James Chalmers                 Director                                1993             75,730(3)              2.56%

Richard M. DeLuna              Director                                1980            100,424(4)              3.40%

Sherie S. Dodsworth            Director                                1999              5,000                 0.17%

Barbara L. Evers               Senior Vice President                    N/A             11,046(5)              0.37%
                               and Director of Marketing

Harold A. Fick                 Vice Chairman of the Board and          1980            214,170(6)              7.26%
                               Director

Ronald G. Fick                 President, Chief Executive              1980            108,536(7)              3.68%
                               Officer,  and Director

Carroll D. Gregory, M.D.       Director                                1980             58,880(8)              2.00%

Oscar E. Lopez-Guerra          Director                                1986             38,560(9)              1.31%

Carol J. Olson                 Senior Vice President                    N/A              7,758(10)             0.26%
                               and Senior Operations Officer

Miller Ream                    Chairman of the Board                   1980            189,476(11)             6.42%
                               and Director

Lawrence M. Russell            Executive Vice President and             N/A              8,880(12)             0.30%
                               Senior Trust Officer

James R. Tormey, Jr.           Director                                1980             52,266(13)             1.77%


Thomas H. Vocker               Director                                1994             13,588(14)             0.46%

All Directors and Principal                                                          1,129,788(15)            37.50%
Officers as a Group(16 in
number)

--------------

(1) Includes 3,600 shares subject to presently exercisable employee stock options.

(2) Includes 211,178 shares held by the Bank's ESOP of which Ms. Allgood is a committee member. Ms. Allgood disclaims beneficial ownership of the shares held by the ESOP. Also includes 2,600 shares subject to presently exercisable employee stock options.

(3) Includes 25,158 shares held by Mr. Chalmers' wife. Also includes 7,222 shares subject to presently exercisable non-employee Director stock options.

(4) Includes 18,862 shares held by the County Credit Control Company Profit Sharing Plan and Trust of which Mr. DeLuna is trustee, 67,492 shares held in the DeLuna Family Trust, 4,800 shares held by the Collection Bureau of America 401K Profit Sharing Plan of which Mr. DeLuna is a trustee, 1,996 shares held as custodian for Jonathan P. DeLuna and 2,774 shares held as custodian for Richard M. DeLuna II. Also includes 4,500 shares subject to presently exercisable non-employee Director stock options.

(5) Includes 5,686 shares owned jointly with her spouse. Also includes 3,600 shares subject to presently exercisable employee stock options.

(6) Includes 132,050 shares owned jointly with his wife, 1,754 shares owned by his wife, 1,170 shares held by a partnership of which he is a general partner and 19,632 shares held as trustee. Also includes 3,600 shares subject to presently exercisable stock options.

(7) Includes 1,170 shares owned by a partnership of which he is a general partner, 29,072 shares owned jointly with his wife, 2,148 shares held as custodian for Mr. Fick's children and 19,632 shares held as trustee. Also includes 3,600 shares subject to presently exercisable employee stock options.

(8) Includes 586 shares held by Dr. Gregory's wife. Also includes 4,500 shares subject to presently exercisable non-employee Director stock options.

(9) Includes 15,520 shares held jointly with his wife. Also includes 4,500 shares subject to presently exercisable non-employee Director stock options.

(10) Includes 2,086 shares owned by Ms. Olson's spouse. Also includes 3,600 shares subject to presently exercisable employee stock options.

(11) Includes 184,219 shares held jointly with his wife and 757 shares held in a living trust of which Mr. Ream is a trustee. Also includes 4,500 shares subject to presently exercisable non-employee Director stock options.

(12) Includes 6,240 shares subject to presently exercisable employee stock options.

(13) Includes 820 shares owned jointly with his wife, 2,620 shares held as co-trustee and beneficiary under his father's will, 1,084 shares owned by his wife and 3,678 held in his IRA. Also includes 4,500 shares subject to presently exercisable non-employee Director stock options.

(14) Includes 10,666 shares subject to presently exercisable non-employee Director stock options.

(15) Includes 43,988 shares subject to presently exercisable non-employee director options and 23,240 shares subject to presently exercisable employee stock options. Also includes 211,178 shares held by the Bank's ESOP, of which Senior Vice President/Chief Financial Officer Emanuela M. Allgood is a committee member. Ms. Allgood disclaims beneficial ownership of the shares held by the ESOP.



                                      -2-